Exhibit 99.1

 The Oil & Gas Conference August 25, 2010

  2  Forward Looking Statements  This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission. Words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law. Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  3  The NGPC Story  NGPC Business Rationale  • The energy industry requires constant investment to maintain and grow capacity  Our Company  • A specialty finance company providing capital to small and mid-sized energy companies  The Opportunity  • Participation at this inflection point in the market in a company that invests in a portfolio of attractive energy investments that generate superior long term risk adjusted returns  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  4  Agenda  NGPC overview Business philosophy Performance highlights Profitability drivers  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  5  NGPC at a Glance  • Equity market cap ~$163million2  • Number of portfolio companies: 151  • Total Return Orientation  – current yield plus – capital gains  • Since 2004 IPO  – targeted investments of $684 million1; realizations and repayments of $447 million1; current portfolio of $237 million1  • Based in Houston  – 9 investment professionals1  Note 1: As of 06-30-10 Note 2: As of 08-03-10  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  6  A Range of Financing Products  Combined senior &   Subordinated debt subordinated debt  Convertible debt Preferred equity   Project equity   Debt is often structured with equity kickers:  • overriding royalty or net profits interests • warrants • conversion rights  Portfolio Total Return Target: 12%-20%  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  7  Positioned in the Mezzanine Investment Space  IRR  30% + Equity  20%  Mezzanine  15% Sr. Sub Loans  NGP Capital Resources  10%  Senior Loans  5%  Cash Flow Producing Risk Development Risk Finding/Buying Risk  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  8  NGPC is an Active Participant  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  9  NGPC is Uniquely Positioned as a Mezzanine Provider  Capital Providers  General Energy  Public • 25 Business Development Companies of size  Company Structure  • Mezzanine providers are Private • Wide range of players generally divisions of larger companies/private funds  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

10

Energy Mezzanine Players

1992	1999	2002-2003	2004-2008	2010
			NGP Capital Resources Company	**NGP Capital Resources Company**
EnCap	EnCap	Range Resources/Black Rock	Black Rock/Blue Rock	Blue Rock (TPH)
RIMCP	Energy Income Fund	TCW	TCW	TCW
Associated Energy Managers	Range Resources	Constellation Power Source	AIG	GECC
Tenneco Ventures	TCW	GECC	GECC	Macquarie Energy Capital
Torch Energy	UBS	Prudential Capital	Petrobridge Investments	Chambers Energy Capital
TCW	Enron North America	Duke Capital Partners	Macquarie Energy Capital	Wells Fargo
AIG	Stratum (Beacon)	Lehman Energy Fund	Prudential Capital	Prospect Capital Corp.
JP Morgan Asset Management	Williams		Lehman Energy Fund	Guggenheim
RPI	Aquila		Wells Fargo	Laminar/D.E. Shaw
UBS	GECC		Royal Bank of Scotland	
Enron Finance	Southern/Mirant		Harvard Mgmt/ Sowood/Denham	
Louis Dreyfus	Shell Capital		Prospect Energy	
MG Trade Finance	Cargill		D. B. Zwirn & Company	
General Atlantic	Montauk (DQE)		New Stream Energy Fund	
Heller Financial	Dominion (Cambrian)		CIT Energy	
	Deutsche Bank		Gas Rock Capital	
			Laminar/D.E. Shaw	
			UBOC	
			ACAS	
			Guggenheim	
			Silver Point	
			Post Oak	

NGPC
NGP Capital Resources Company
NOT FOR REPRODUCTION OR DISTRIBUTION
an affiliate of NGP Energy Capital Management

11  NGPC is a Business Development Company  Parent pays no corporate Federal Income Tax Distributes at least 90% of taxable income 1099 reporting No unrelated business taxable income  Tax rules impose various asset diversification requirements  Result: Compelling yield and tax attributes  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  NGPC is an Externally Managed BDC 12  Investment Committee Executive Officers & Employees  John Homier Ken Hersh (NGPECM) Steve Gardner Billy Quinn (NGPECM) Kelly Plato Dick Covington (NGPECM) & John Homier 14 Employees NGP Investment Advisor, LP  Investment Advisory Agreement  Board of Directors  Executive Officers  John Homier Ken Hersh (NGPECM)  President/CEO  Jim Latimer (Ind.)  Steve Gardner David Albin (NGPECM) CFO/Treasurer Edward Blessing (Ind.) Kelly Plato Lon Kile (Ind.) Sr. VP & Managing Director  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  13  Agenda  NGPC overview Business philosophy Performance highlights Profitability drivers  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  14  Our Business Philosophy  2. Disciplined 1. Clear investment industry approach focus  4. Solid 3. Attractive results vehicle for investors  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  1. Focus 15  A Clear Industry Focus  • Small and mid-size companies in energy and related businesses  • Private companies and Small Cap public companies  • Capital for growth  • Investments range from $5 to $100 million  • Target investment size is $10 to $45 million  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  2. Disciplined Investment Approach 16  Conservative Underwriting and Investment Philosophy  Strong management Emphasis on total return with current yield Engineering oriented Appropriate return for the risk assumed Collateral security Exit strategy  Rigorous Screening Process  30 1  We look at 30 deals to do 1  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  2. Disciplined Investment Approach 17  Subordinated Debt Solution  • Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)   • Purchase price was approximately $120 million  • Senior debt capacity was approximately $60 million  • Solution: NGPC provided a $50 million subordinated debt facility and a $10 million bridge loan  • Conclusion: Our client completed the acquisition, successfully developed its assets and ultimately refinanced NGPC’s with conventional senior debt  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  2. Disciplined Investment Approach 18  Combined Senior and Sub Debt Solution  • Producer desired to purchase producing properties with significant development potential  • The Company needed to approximately $95 million of capital to fund the acquisition and to fund capital expenditures for development of the properties  • Senior debt capacity was approximately $25 million  • Solution: NGPC arranged capital for the acquisition and development through the issuance of three securities: (i) $70 million Term Loan A, (ii) $15 million Term Loan B and (iii) $10 million Convertible Sub-Debt  • Conclusion: NGPC’s financing enabled our client to complete the acquisition and begin development of the properties. In 3Q08, the Company successfully completed an IPO on the London Stock Exchange’s Alternative Investment Market and retired our investments. The Company subsequently refinanced NGPC’s debt with conventional senior debt  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  2. Disciplined Investment Approach 19  Integrated Balance Sheet Solution  • Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields  • The team needed additional equity to complete the transaction and wanted a one-stop financing source  • Senior debt capacity was approximately $17 million   • Solution: In 3Q06, NGPC provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company  • Conclusion:  Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. In 3Q08, the Company sold its assets and distributed the proceeds to its members, resulting in a 4.5x return on equity  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  3. Attractive Vehicle 20  Advantages for Investors  Energy-specific focus  Efficient tax structure  – regulated investment company a no corporate federal income tax at parent level  Attractive fee structure  – 20% over 8% hurdle and no catch-up provision  – 20% of realized capital gains net of realized and unrealized capital losses  Liquid Investment  Total return investment with current yield  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  3. Attractive Vehicle – A Closer Look 21  No “Catch Up” Provision Increases Yield  1.6% Improvement in Total Yield w/o Catch-Up   Fee 14.0 Incentive  12.0  Assets) 10.0  Without Catch-Up   Net of 8.0 Income of Net   6.0    (% Investors'  4.0  With Catch-Up 2.0  0.0  2 4 6 8 10 12 14  Net Investment Income (% of Net Assets)  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  3. Attractive Vehicle – A Closer Look 22  Strong Management Team  An affiliate of NGP Energy Capital Management  Nine investment professionals  Energy, engineering, and financial experience and expertise for this specialized investment focus  Located in Houston, Texas, the hub of the energy business  Strong brand name, expertise and deal flow  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  23  Agenda  NGPC overview Business philosophy Performance highlights Profitability drivers  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  Long Term Performance 24  Net Investment Income Per Share  $1.09 $0.95 $0.84  $0.46 $0.26 $0.06 2005 2006 2007 2008 2009 2Q2010  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  Long Term Performance 25  Capital Gains and Unrealized Appreciation  $0.68  $0.38 $0.16 $0.07  ($0.01)  ($0.66)  2005 2006 2007 2008 2009 2Q2010  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  Long Term Performance 26  Dividends Per Share  $1.61 $1.44  $0.92 $0.66 $0.64 $0.34  2005 2006 2007 2008 2009 2Q2010  Note: Total dividends paid through 2Q2010 = $107.0 million  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  27  Current Portfolio (as of 6/30/2010)  Fair Value ($million)  •Control Investments  77.0 -Equity position between 50% and 100%  •Affiliate Investments  -Equity position between 5% and 25% 33.6  •Non-Affiliate Investments  -Equity position less than 5% 76.9  Corporate Notes 9.6  Cash (Net) 44.6 Total 241.7 NAV per Share $11.18  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  28  Control Investments (as of 6/30/2010)  Fair Value ($million) •Alden Resources, LLC 54.6 –80% Ownership Interest & Loans –Producer of specialty metallurgical coal •BSR Holdings, LLC 0.4 –100% Ownership Interest –Working and Royalty Interests in East Texas O&G production •DeanLake Operator, LLC 10.1 –80% Ownership Interest & Loans –Working and Royalty Investments in South Texas O&G production •Formidable, LLC 5.6 –100% Ownership Interest –Working Interests in Wyoming gas production •TierraMar Energy, LP 6.3 –67% Ownership Interest –Working Interest in South Texas gas production TOTAL 77.0  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  29  Affiliate Investments (as of 6/30/2010)  Fair Value ($million)  •Bio-Energy Holding, LLC/Bional Clearfield, LLC 19.9 –11.5% Ownership Interests, Loans & Warrants –Producer of alternative fuels and specialty chemicals  •Resaca Exploitation, Inc. (RSOX.L) 13.7 –Sr. Secured Loan and 6.86% of outstanding common stock –Producer of oil and gas  TOTAL 33.6  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  30  Non-Affiliate Investments (as of 6/30/2010)  Fair Value ($million) •Anadarko Petroleum 2007-III Drilling Fund 10.3 –Net Profits Interest in oil and gas production in Texas, Mid-Continent & Rocky Mountains •ATP Oil and Gas Corporation 12.6 –Limited Term Overriding Royalty Interests –Production of oil and gas in the Gulf of Mexico •Black Pool Energy Partners, LLC 18.2 –Sr. Secured Loan, Overriding Royalty Interests & Warrants –Producer of oil and gas, off-shore Texas •Chroma Exploration & Production, Inc. 0.7 –Preferred Stock –Producer of oil and gas in South Texas •Greenleaf Investments, LLC 9.7 –Sr. Secured Loan and Overriding Royalty Interests –Producer of oil and gas in South Texas •Tammany Oil & Gas, LLC 25.4 –Sr. Secured Loan and Overriding Royalty Interest –Producer of oil and gas in the Gulf of Mexico TOTAL 76.9  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  31  Composition of Investment Portfolio  As of June 30, 2010  Limited Term Royalty  Interest 7%  Net Profits Interests 5% Other Senior Secured Loans 42% Preferred Equity 1% Common Equities 3% Equity Kickers(1) 1%  Control Investments 41%  Note 1: Overriding royalty interests, warrants, puts and similar assets  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  32  Agenda  NGPC overview Business philosophy Performance highlights Profitability drivers  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  33  Profitability Drivers  5 Portfolio growth and diversification  44 Continued maturation of existing portfolio  3 Active deal pipeline  2 Realignment of mezzanine marketplace  1 Continued long term need for development capital  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  34  NGPC – The Next Steps  • $500 to $750 million portfolio  • Reestablish originations at $100 to $150 million per year  • Continue investment discipline and diversification for best risk adjusted returns  • Continue focus on total return  • Continue long term growth of earnings and dividends  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  35  Why Invest in NGPC  • Uniquely positioned BDC in attractive energy market segment  – continual financing needs, large market  • Successful business model  – clear focus, unique capabilities, disciplined approach, proven results  • Many opportunities and continued demand for development capital   – well positioned, active pipeline, maturing investments, portfolio growth  NGPC an affiliate of   NGP Capital Resources Company NGPC CONFIDENTIAL: NOT FOR REPRODUCTION OR DISTRIBUTION  NOT FOR REPRODUCTION OR DISTRIBUTION

  www.ngpcrc.com 877-438-0360 713-752-0062  John Homier Steve Gardner Kelly Plato  Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey